                                  Exhibit 10.1


GreenPoint Mortgage                       SERVICING CERTIFICATE

===================================================================================================================================
Revolving Home Equity Loan           LIBOR:                                             5.88250%
Asset-Backed Notes                   Margin A-1:                                        0.30000%

Series 1999-2                        Class A-1  Note Rate:                              6.18250%
                                     Class A-2  Note Rate:                              6.26250%
                                     Margin A-2:                                        0.38000%
                                     Interest Period 01/16/01 thru 02/14/01:                 30
                                     Servicing Fee Rate:                                0.50000%
                                     Class A-1 Premium Fee Rate:                        0.18000%
                                     Class A-2 Premium Fee Rate:                        0.18000%

                                     Trustee Fee:                                       0.00900%
                                     Class A-1 Act Weighted Avg Ln Rate:               12.54281%
                                     Class A-2 Act Weighted Avg Ln Rate:               12.43503%

                                     Total Management Fee                                500.00

                                     Current Collection Period:                   01/01/01-01/31/01
                                     P&S Agreement Date:                               12/1/99
                                     Original Closing Date:                           12/22/99
                                     Distribution Date:                                2/15/01
                                     Record Date:                                      2/14/01
                                     Pool Factor:                                    68.3736748%

                                     Initial Class A-1 O/C Amt:                         22.71
                                     Initial Class A-2 O/C Amt:                        565.15

                                     Class A-1 O/C Amt as of Pmt Date:             5,408,774.99
                                     Class A-2 O/C Amt as of Pmt Date:             1,438,840.14
                                     Class A-1 Pool Factor:                         71.0713035%
                                     Class A-2 Pool Factor:                         58.4178950%
===================================================================================================================================

BALANCES
         Beginning Class A-1 Pool Balance                                                   149,029,189.99
         Beginning Class A-2 Pool Balance                                                    32,711,258.41


         Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                143,620,415.00
         Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                 31,272,418.27

         Class A-1 Overcollateralization Amount to Fill                                              (0.00)
         Class A-2 Overcollateralization Amount to Fill                                               0.00

         Ending Class A-1 Pool Balance                                                      142,771,836.79
         Ending Class A-2 Pool Balance                                                       32,032,291.76


         Ending Class A-1 Note Balance -- CUSIP 395385AA5                                   137,363,061.80
         Ending Class A-2 Note Balance -- CUSIP  395385AB3                                   30,593,451.62

         Additional Balances  Class A-1                                                       2,016,980.15
         Additional Balances  Class A-2                                                         325,800.45

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                            0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                         0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous
          Distributions)                                                                                 0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous
          Distributions)                                                                              0.00
         Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current
          Date)                                                                                          0
         Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                        0.00
         Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                   0
         Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                 0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                     0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                   0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                              0
         Cumulative Subsequent Mortgage Loan Asset Balance                                            0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown                                  0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup
          this Distribution                                                                           0.00
         Beginning Loan Count                                                                        4,196
         Ending Loan Count                                                                           4,038



COLLECTION AMOUNTS Class A-1
1        Aggregate of All Mortgage Collections (Gross)                                         9,829,983.22
2        Total Mortgage Interest Collections (Gross)                                           1,583,054.65
         Servicing Fees (current collection period)                                               62,095.50
         Deferred Interest Transfer  (DI)                                                              0.00
      3a   Mortgage Principal Collections                                                      8,246,928.57
      3b   Pre-Funded Balance                                                                          0.00
      3c   Net Liquidation Proceeds                                                                    0.00
3        Total Mortgage Principal Collections                                                  8,246,928.57
         Aggregate of Transfer Deposits                                                                0.00
         Investor Loss Amount                                                                     27,404.78
         Aggregate Investor Loss Reduction Amount                                                112,765.96


COLLECTION AMOUNTS Class A-2
1        Aggregate of All Mortgage Collections (Gross)                                         1,333,623.26
2        Total Mortgage Interest Collections (Gross)                                             328,856.16
         Servicing Fees (current collection period)                                               13,629.69
         Deferred Interest Transfer  (DI)                                                              0.00
      3a   Mortgage Principal Collections                                                      1,004,767.10
      3b   Pre-Funded Balance                                                                          0.00
      3c   Net Liquidation Proceeds                                                                    0.00
3        Total Mortgage Principal Collections                                                  1,004,767.10
         Aggregate of Transfer Deposits                                                                0.00
         Investor Loss Amount                                                                          0.00
         Aggregate Investor Loss Reduction Amount                                                      0.00

TOTAL COLLECTION AMOUNT
1        Aggregate of All Mortgage Collections (Gross)                                        11,163,606.48
2        Total Mortgage Interest Collections (Gross)                                           1,911,910.81
         Servicing Fees (current collection period)                                               75,725.19
         Deferred Interest Transfer  (DI)                                                              0.00
      3a   Mortgage Principal Collections                                                      9,251,695.67
      3b   Insurance Proceeds                                                                          0.00
      3c   Net Liquidation Proceeds                                                                    0.00
3        Total Mortgage Principal Collections                                                  9,251,695.67
         Aggregate of Transfer Deposits                                                                0.00
         Investor Loss Amount                                                                     27,404.78
         Aggregate Investor Loss Reduction Amount                                                112,765.96


         Class A-1 Net Interest Collection                                                     1,520,959.15
         Class A-2 Net Interest Collection                                                       315,226.47



DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note    Interest 8.6 (d)(iv)                                                  739,944.35
         Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                   0.00
         Class A-1 Note    Reserve Fund Amount                                                   730,596.41
         Investor Loss Amount                                                                     27,404.78
         Previous Investor Loss Amount                                                                 0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                              21,543.06
         Credit Enhancer Reimbursement                                                                 0.00
         Accelerated Principal Distribution Amount                                                     0.00
         Spread Account Deposit                                                                        0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                         1,077.15
         Management Fee 8.6 (d)(iii)                                                                 393.40
         Payment to Servicer                                                                           0.00
         Deferred Interest                                                                             0.00
         Remaining Amount to Transferor                                                                0.00
         Total Certificateholders Distribution Allocable to Interest                           1,520,959.15


         Maximum Principal Payment                                                                    6,229,948.42
         Scheduled Principal Collection Payment ((x) the excess of Max Prin
          Pymt (y) the HELOC Pool O/C Redctin Amt)                                                            0.00
         8.6(d)(v)
         Accelerated Principal Distribution Amount                                                            0.00
         Loan Loss                                                                                       27,404.78
         Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                  0.00
         Total Certificateholders Distribution Allocable to Principal                                 6,257,353.20


DISTRIBUTION AMOUNTS Class A-2
         Class A-2 Note    Interest 8.6 (d)(iv)                                                         163,202.93
         Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                          0.00
         Class A-2 Note    Reserve Fund Amount                                                          146,991.53
         Investor Loss Amount                                                                                 0.00
         Previous Investor Loss Amount                                                                        0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                      4,690.86
         Credit Enhancer Reimbursement                                                                        0.00
         Accelerated Principal Distribution Amount                                                            0.00
         Spread Account Deposit                                                                               0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                                  234.54
         Management Fee 8.6 (d)(iii)                                                                        106.60
         Payment to Servicer                                                                                  0.00
         Deferred Interest                                                                                    0.00
         Remaining Amount to Transferor                                                                       0.00
         Total Certificateholders Distribution Allocable to Interest                                    315,226.47


         Maximum Principal Payment                                                                      678,966.65
         Scheduled Principal Collection Payment ((x) the excess of Max Prin
          Pymt (y) the Second Pool O/C Redctin Amt)                                                           0.00
         8.6(d)(v)
         Accelerated Principal Distribution Amount                                                            0.00
         Loan Loss                                                                                            0.00
         Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                  0.00
         Total Certificateholders Distribution Allocable to Principal                                   678,966.65


TOTAL DISTRIBUTION AMOUNT
         Class A Note    Interest 8.6 (d)(iv)                                                           903,147.28
         Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                    0.00
         Class A Note    Reserve Fund Amount                                                            877,587.94
         Investor Loss Amount  5.01(iii)                                                                 27,404.78
         Previous Investor Loss Amount 5.01(iv)                                                               0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                     26,233.92
         Credit Enhancer Reimbursement 5.01(vi)                                                               0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                                  0.00
         Spread Account Deposit 5.01(viii)                                                                    0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                1,311.70
         Management Fee 8.6 (d)(iii)                                                                        500.00
         Payment to Servicer per Section 7.03 5.01 (x)                                                        0.00
         Deferred Interest 5.01 (xi)                                                                          0.00
         Remaining Amount to Transferor 5.01 (xii)                                                            0.00
         Total Certificateholders Distribution Allocable to Interest                                  1,836,185.62


         Maximum Principal Payment                                                                    6,908,915.07
         Scheduled Principal Collection Payment                                                               0.00
         Accelerated Principal Distribution Amount                                                            0.00
         Loan Loss                                                                                       27,404.78
         Overcollateralization Deficit 8.6 (d)(vi)                                                            0.00
         Total Certificateholders Distribution Allocable to Principal                                 6,936,319.85



LOSSES/RETRANSFERS
         Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                        0.00
         Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                        0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                           0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                         0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                  3.8284535
         Interest Distribution Amount                                                                    3.8284535
         Unpaid Note Interest Shortfall Included in Current Distribution                                 0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution
          (Carryover)                                                                                    0.0000000

         Total Class A-1 Note Distribution Amount Allocable to Principal                                32.3753884
         Maximum Principal Payment                                                                      32.2335968
         Scheduled Principal Collections Payment                                                         0.0000000
         Loan Loss                                                                                       0.1417916
         Accelerated Principal Distribution Amount                                                       0.0000000


Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                  3.1163440
         Interest Distribution Amount                                                                    3.1163440
         Unpaid Note Interest Shortfall Included in Current Distribution                                 0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution
          (Carryover)                                                                                    0.0000000


         Total Class A-2 Note Distribution Amount Allocable to Principal                                12.9648014
         Maximum Principal Payment                                                                      12.9648014
         Scheduled Principal Collections Payment                                                         0.0000000
         Loan Loss                                                                                       0.0000000
         Accelerated Principal Distribution Amount                                                       0.0000000






         Total Interest Amount Distributed to Class A Certificateholder                                  6.9447974
         Total Principal Amount Distributed to Class A Certificateholder                                45.3401898

         Credit Enhancement Draw Amount                                                                       0.00

DELINQUENCIES/FORECLOSURES

Class A-1
         Number of Mortgages 30 to 59 Days Delinquent                                                           76
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                           3,318,386.69
         Number of Mortgages 60 to 89 Days Delinquent                                                           13
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                             464,239.76
         Number of Mortgages 90 to 179 Days Delinquent                                                           8
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                            341,254.92
         Number of Mortgages 180 or more Days Delinquent                                                         4
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          198,374.82
         Number of Mortgage Loans in Foreclosure                                                                28
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                1,119,521.90
         Principal Balance of Real Estate Acquired Through Foreclosure or
          Grant of a Deed                                                                                89,180.29
         Book Value of Real Estate Acquired Through Foreclosure or Grant of a
          Deed                                                                                          127,564.29
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                0.00


Class A-2
         Number of Mortgages 30 to 59 Days Delinquent                                                           4
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                            485,604.82
         Number of Mortgages 60 to 89 Days Delinquent                                                           1
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            169,847.62
         Number of Mortgages 90 to 179 Days Delinquent                                                          0
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                 0.00
         Number of Mortgages 180 or more Days Delinquent                                                        1
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         196,058.94
         Number of Mortgage Loans in Foreclosure                                                                2
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 419,201.81
         Principal Balance of Real Estate Acquired Through Foreclosure or
          Grant of a Deed                                                                                    0.00
         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00


TOTAL DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                                                          80
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          3,803,991.51
         Number of Mortgages 60 to 89 Days Delinquent                                                          14
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            634,087.38
         Number of Mortgages 90 to 179 Days Delinquent                                                          8
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                           341,254.92
         Number of Mortgages 180 or more Days Delinquent                                                        5
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         394,433.76
         Number of Mortgage Loans in Foreclosure                                                               30
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                               1,538,723.71
         Principal Balance of Real Estate Acquired Through Foreclosure or
          Grant of a Deed                                                                               89,180.29
         Book Value of Real Estate Acquired Through Foreclosure or Grant of a  Deed                    127,564.29
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00
=================================================================================================================



RESERVE FUND ACTIVITY

         Reserve Fund Beginning Balance                                                                      0.00
         Reserve Fund Deposit                                                                          877,587.94
         Reserve Fund Earnings                                                                               8.69
         Reserve Bal Subtotal                                                                          877,596.63
         Reserve Fund Reduction Amt                                                                   (877,596.63)
         Reserve Fund Balance                                                                                0.00




PRE-FUNDED ACCOUNT ACTIVITY

         Beginning Balance Pre-Funded Account                                                                0.00
         Remaining Amount for Distribution to Classes                                                        0.00
         Withdrawal for Subsequent Loan Purchase:                                                            0.00

         Ending Balance Pre-Funded Account                                                                   0.00

         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

       ----------------------------------------------------------------------------------------
         A Servicing Officer    Teri Martine

====================================================================================================================================
GREENPOINT MORTGAGE                             STATEMENT TO NOTEHOLDERS
====================================================================================================================================
Revolving Home Equity Loan     LIBOR:                                   5.88250%   Current Collection Period:  01/01/01-01/31/01
Asset-Backed Notes             Margin:                                  0.30000%   P&S Agreement Date:         12/1/99
Series 1999-2                  Class A-1  Note Rate:                    6.18250%   Original Closing Date:      12/22/99
                               Class A-2  Note Rate:                    6.26250%   Distribution Date:          2/15/01
                                                                                   Record Date:                2/14/01
                               Interest Period 01/16/01 thru 02/14/01:     30      Pool Factor:                68.3736748%


====================================================================================================================================

            BALANCES
            Beginning HELOC Pool Balance                                                  149,029,189.99
            Beginning Second Lien Pool Balance                                             32,711,258.41


            Beginning Class A-1 Note Balance -- CUSIP 395385AA5                           143,620,415.00
            Beginning Class A-2 Note Balance -- CUSIP 395385AB3                            31,272,418.27


            Ending Class A-1 Pool Balance                                                 142,771,836.79
            Ending Class A-2 Pool Balance                                                  32,032,291.76


            Ending Class A-1 Note Balance -- CUSIP                                        137,363,061.80
            Ending Class A-2 Note Balance -- CUSIP                                         30,593,451.62


            Additional Balances Class A-1                                                   2,016,980.15
            Additional Balances Class A-2                                                     325,800.45


            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                       0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                    0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)        0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)     0.00
            Number of all Subsequent HELOC Mortgage Loans (Current Date)                               0
            Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                             0.00
            Number of all Subsequent Second Lien Mortgage Loans (Current Date)                         0
            Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                       0.00
            Number of all Subsequent HLTV Mortgage Loans (Current Date)                                0
            Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                              0.00
            Cumulative Number of ALL Subsequent Mortgage Loans                                         0
            Cumulative Subsequent Mortgage Loan Asset Balance                                       0.00
            Class A-1 Cumulative Excess of Draws Over Principal Paydown                             0.00

            Beginning Loan Count                                                                   4,196
            Ending Loan Count                                                                      4,038


COLLECTION AMOUNTS Class A-1
            Aggregate of All Mortgage Collections                                           9,767,887.72
            Total Mortgage Interest Collections                                             1,583,054.65
            Servicing Fees (current collection period)                                        (62,095.50)
               Mortgage Principal Collections                                               8,246,928.57
               Pre-Funded Balance                                                                   0.00
                                                                                                    0.00
            Total Mortgage Principal Collections                                            8,246,928.57


COLLECTION AMOUNTS Class A-2
            Aggregate of All Mortgage Collections                                           1,319,993.57
            Total Mortgage Interest Collections                                               328,856.16
            Servicing Fees (current collection period)                                        (13,629.69)


              Mortgage Principal Collections                                                1,004,767.10
              Pre-Funded Balance                                                                    0.00
                                                                                                    0.00
            Total Mortgage Principal Collections                                            1,004,767.10


TOTAL COLLECTION AMOUNT
            Aggregate of All Mortgage Collections                                          11,163,606.48
            Total Mortgage Interest Collections                                             1,911,910.81
              Mortgage Principal Collections                                                9,251,695.67
              Pre-Funded Balance                                                                    0.00

            Total Mortgage Principal Collections                                            9,251,695.67


DISTRIBUTION AMOUNTS Class A-1
            Class A-1   Note Interest                                                         739,944.35
            Class A-1   Note Unpaid Interest Shortfall (current cycle)                              0.00
            Class A-1   Note Reserve Fund Amount                                              730,596.41


            Maximum Principal Payment                                                       6,229,948.42
            Scheduled Principal Collection                                                          0.00
            Accelerated Principal Distribution Amount                                               0.00
            Loan Loss                                                                          27,404.78
            Class A-1 Overcollateralization Deficit                                                 0.00
            Total Certificateholders Distribution Allocable to Principal                    6,257,353.20


DISTRIBUTION AMOUNTS Class A-2
            Class A-2   Note Interest                                                         163,202.93
            Class A-2   Note Unpaid Interest Shortfall (current cycle)                              0.00
            Class A-2   Note Reserve Fund Amount                                              146,991.53

            Maximum Principal Payment                                                         678,966.65
            Scheduled Principal Collection                                                          0.00
            Accelerated Principal Distribution Amount                                               0.00
            Loan Loss                                                                               0.00
            Class A-2 Overcollateralization Deficit                                                 0.00
            Total Certificateholders Distribution Allocable to Principal                      678,966.65


TOTAL DISTRIBUTION AMOUNT
            Class A Note Interest                                                             903,147.28
            Class A Note Unpaid Interest Shortfall (current cycle)                                  0.00
            Class A Note  Reserve Fund Amount                                                 877,587.94


            Maximum Principal Payment                                                       6,908,915.07
            Scheduled Principal Collection Payment                                                  0.00
            Accelerated Principal Distribution Amount                                               0.00
            Overcollateralization Deficit                                                           0.00
            Total Certificateholders Distribution Allocable to Principal                    6,908,915.07




LOSSES/RETRANSFERS

            Unpaid Class A-1   Note Interest Shortfall Due (From Previous Distributions)            0.00
            Unpaid Class A-2   Note Interest Shortfall Due (From Previous Distributions)            0.00
            Interest Earned on Shortfall @ applicable Certificate Rate                              0.00
            Investor Loss Reduction Amount (From Previous Distributions)                            0.00



DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
            Total Class A-1 Note Distribution Amount Allocable to Interest                     3.8284535
            Interest Distribution Amount                                                       3.8284535
            Unpaid Note Interest Shortfall Included in Current Distribution                    0.0000000
            Unpaid Note Interest Shortfall Remaining after Current Distribution
             (Carryover)                                                                       0.0000000


            Total Class A-1 Note Distribution Amount Allocable to Principal                   32.3753884
            Maximum Principal Payment                                                         32.2335968
            Scheduled Principal Collections Payment                                            0.0000000
            Loan Loss                                                                          0.1417916
            Accelerated Principal Distribution Amount                                          0.0000000


Class A-2
            Total Class A-2 Note Distribution Amount Allocable to Interest                     3.1163440
            Interest Distribution Amount                                                       3.1163440
            Unpaid Note Interest Shortfall Included in Current Distribution                    0.0000000
            Unpaid Note Interest Shortfall Remaining after Current Distribution
             (Carryover)                                                                       0.0000000

            Total Class A-2 Note Distribution Amount Allocable to Principal                   12.9648014
            Maximum Principal Payment                                                         12.9648014
            Scheduled Principal Collections Payment                                            0.0000000
            Loan Loss                                                                          0.0000000
            Accelerated Principal Distribution Amount                                          0.0000000



            Total Interest Amount Distributed to Class A Certificateholder                     6.9447974
            Total Principal Amount Distributed to Class A Certificateholder                   45.3401898

            Credit Enhancement Draw Amount                                                          0.00

DELINQUENCIES/FORECLOSURES
Class A-1
            Number of Mortgages 31 to 60 Days Delinquent                                              76
            Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent              3,318,386.69
            Number of Mortgages 61 to 90 Days Delinquent                                              13
            Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                464,239.76
            Number of Mortgages 91 to 180 or more Days Delinquent                                      8
            Aggregate Principal Balances of Mortgages 91 to 180 or more Days
             Delinquent                                                                       341,254.92
            Number of Mortgages 181 or more Days Delinquent                                            4
            Aggregate Principal Balances of Mortgages 181 or more Days Delinquent             198,374.82
            Number of Mortgage Loans in Foreclosure                                                   28
            Aggregate Principal Balances of Mortgage Loans in Foreclosure                   1,119,521.90
            Principal Balance of Real Estate Acquired Through Foreclosure or
             Grant of a Deed                                                                   89,180.29
            Book Value of Real Estate Acquired Through Foreclosure or Grant of
             a Deed                                                                           127,564.29
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00


Class A-2
            Number of Mortgages 31 to 60 Days Delinquent                                               4
            Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                485,604.82
            Number of Mortgages 61 to 90 Days Delinquent                                               1
            Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                169,847.62
            Number of Mortgages 91 to 180 or more Days Delinquent                                      0
            Aggregate Principal Balances of Mortgages 91 to 180 or more Days
             Delinquent                                                                             0.00
            Number of Mortgages 181 or more Days Delinquent                                            1
            Aggregate Principal Balances of Mortgages 181 or more Days Delinquent             196,058.94
            Number of Mortgage Loans in Foreclosure                                                    2
            Aggregate Principal Balances of Mortgage Loans in Foreclosure                     419,201.81
            Principal Balance of Real Estate Acquired Through Foreclosure or
             Grant of a Deed                                                                        0.00
            Book Value of Real Estate Acquired Through Foreclosure or Grant of
             a Deed                                                                                 0.00
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00



TOTAL DELINQUENCIES/FORECLOSURES
            Number of Mortgages 31 to 60 Days Delinquent                                             80
            Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent             3,803,991.51
            Number of Mortgages 61 to 90 Days Delinquent                                             14
            Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent               634,087.38
            Number of Mortgages 91 to 180 or more Days Delinquent                                     8
            Aggregate Principal Balances of Mortgages 91 to 180 or more Days
             Delinquent                                                                      341,254.92
            Number of Mortgages 181 or more Days Delinquent                                           5
            Aggregate Principal Balances of Mortgages 181 or more Days Delinquent            394,433.76
            Number of Mortgage Loans in Foreclosure                                                  30
            Aggregate Principal Balances of Mortgage Loans in Foreclosure                  1,538,723.71
            Principal Balance of Real Estate Acquired Through Foreclosure or
             Grant of a Deed                                                                  89,180.29
            Book Value of Real Estate Acquired Through Foreclosure or Grant of
             a Deed                                                                          127,564.29
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                  0.00

====================================================================================================================================

            Class A-1 Note Rate For Next Distribution                   LIBOR     TBD        #VALUE!



RESERVE FUND ACTIVITY

            Reserve Fund Beginning Balance                                                        0.00
            Reserve Fund Deposit                                                            877,587.94
            Reserve Fund Earnings                                                                 8.69
            Reserve Bal Subtotal                                                            877,596.63
            Reserve Fund Reduction Amt                                                     (877,596.63)
            Reserve Fund Balance                                                                  0.00
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